[TIAA                 SUPPLEMENT NO. 2, DATED JUNE 30, 2002
 CREF          TO TIAA-CREF INSTITUTIONAL MUTUAL FUNDS PROSPECTUS
 LOGO]                       DATED FEBRUARY 1, 2002


THE TEXT ON PAGES 5 AND 14 OF THE PROSPECTUS PERTAINING TO THE TIAA-CREF INSTITUTIONAL GROWTH EQUITY FUND'S BENCHMARK INDEX IS REVISED TO READ AS
FOLLOWS:

Effective October 2002, the benchmark index for the Institutional Growth Equity Fund is the Russell 1000(R) Growth Index.


TC IMF PROS-6/02